UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021 (October 27, 2021)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
In the press release dated October 27, 2021, Carriage Services, Inc. (the “Company”) announced and commented on its financial results for its quarter ended September 30, 2021. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference.
In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The Company’s press release dated October 27, 2021, contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

ITEM 8.01 OTHER EVENTS.
On October 27, 2021, the Company’s Board of Directors (the “Board”) authorized an increase in the Company’s share repurchase program to permit the Company to purchase up to an additional $75 million of its outstanding common shares. Prior to the Board’s approval of the increase, as of September 30, 2021, the Company had approximately $10 million authorization remaining under the original repurchase program. Accordingly, as of October 27, 2021, the Company had approximately $85 million of share repurchase authorization remaining under the revised repurchase program, subject to restrictions in its credit agreement. The Company may repurchase shares from time to time in the open market or in other privately negotiated transactions, subject to market conditions and applicable Securities and Exchange Commission rules. There is no specified expiration date for the Company’s repurchase program.
In addition, on October 27, 2021, the Board also (a) approved a $0.05 per share increase to the Company’s regular cash dividend to $0.45 per share of common stock on an annualized basis ($0.1125 per share of common stock on a quarterly basis), and (b) declared a quarterly cash dividend of $0.1125 per share of outstanding common stock payable on December 1, 2021 to stockholders of record as of the close of business on November 9, 2021.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
    The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release of Carriage Services, Inc. dated October 27, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: October 29, 2021	By:	/s/ Steven D. Metzger
Steven D. Metzger
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of Carriage Services, Inc. dated October 27, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL